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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 28, 2005


                         GS Mortgage Securities Corp.
                    (as depositor for the GSAA Home Equity
                       Trust 2005-9 formed pursuant to a
               Trust Agreement, relating to the GSAA Home Equity
            Trust 2005-9, Asset-Backed Certificates, Series 2005-9)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274               13-3387389
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)

       85 Broad Street, New York, New York                          10004
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    (Address of Principal Executive Offices)                    (Zip Code)


                                    (212) 902-1000
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                (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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     On July 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of July 1, 2005 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company and J.P. Morgan Trust Company National Association, as custodians, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee of GSAA Home Equity Trust 2005-9, Asset-Backed Certificates, Series 2005-9 (the "Certificates"), issued in seventeen classes. The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of July 1, 2005 of $849,668,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 25, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

     This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of GS Mortgage Securities Corp. previously filed on August 11, 2005 (accession no. 0000905148-05-004516).


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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     Not applicable.

(b) Pro forma financial information:
    --------------------------------

     Not applicable.

(c) Exhibits:                                                             Page:
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Exhibit 4      Trust Agreement, dated as of July 1, 2005, among GS        4
               Mortgage Securities Corp., as depositor, Deutsche
               Bank National Trust Company and J.P. Morgan Trust
               Company National Association as custodians, Wells Fargo
               Bank, N.A., as master servicer, securities administrator and HSBC Bank USA, National Association, as trustee,

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 15, 2005


                                              GS MORTGAGE SECURITIES CORP.



                                              By:/s/ Michelle Gill
                                                 ------------------------
                                                 Name:  Michelle Gill
                                                 Title: Vice President



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                                 Exhibit Index
                                 -------------

Exhibit Index

Item 601(a) of                 Description          Paper (P) or Electronic (E)
---------------                -----------          ---------------------------
Regulation S-K
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     4           Trust Agreement, dated as of July 1,             E
                 2005, among GS Mortgage Securities
                 Corp., as depositor, Deutsche Bank
                 National Trust Company and J.P. Morgan
                 Trust Company National Association as
                 custodians, Wells Fargo Bank, N.A., as
                 master servicer, and securities
                 administrator and HSBC Bank USA,
                 National Association, as trustee,